EXHIBIT 23




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




As independent certified public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made part of this Form S-1 Registration Statement.



                                           ARTHUR ANDERSEN LLP


Miami, Florida,
  April 10, 1996.